UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2016

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Louisiana St., Suite 700, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-780-9494

Not ApplicableG

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 11, 2016, Goodrich Petroleum Corporation (the “Company”) commenced a solicitation of acceptances of the Company’s Joint Prepackaged Plan of Reorganization (the “Plan”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). A copy of the Solicitation and Disclosure Statement for the Joint Prepackaged Chapter 11 Plan of Reorganization of the Company and its subsidiary (the “Solicitation and Disclosure Statement”), which includes a copy of the Plan, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company recommends that holders of claims against the Company refer to the information and the limitations and qualifications discussed in the Solicitation and Disclosure Statement, including the attached Plan. Information contained in the Solicitation and Disclosure Statement, including the attached Plan, is subject to change, whether as a result of amendments, actions of third parties or otherwise. There can be no assurances that the Plan will be approved or confirmed pursuant to the Bankruptcy Code.

Management of the Company has prepared the financial projections included in the Solicitation and Disclosure Statement and has not received an opinion or report on it from any independent auditor or third party. The assumptions and estimates underlying the projections are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties, including those related to commodity prices, which could cause actual results to differ materially from those contained in the projections. As the financial projections cover future years, such information by its nature becomes less predictive and less reliable with each successive year. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by our management with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions used in preparing the projections will prove accurate.

The financial analyses and other information and projections included in the Solicitation and Disclosure Statement should not be regarded as an indication that this financial and other information or projections reflect current estimates or expectations, beliefs and assumptions of management about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or may occur or that was not anticipated at the time the information was prepared. The information likely does not reflect either current results or future performance. The financial analyses and projections were prepared for purposes of the Plan and are subjective in many respects. The information included in the Solicitation and Disclosure Statement reflects information prepared in March 2016 and does not reflect any subsequent events or adjustments, including adjustments customarily made in year-end balance sheets, including any asset impairments, debt reclassifications and other matters. The financial analyses and projections are forward-looking statements and should be read together with our historical financial statements and public filings with the Securities and Exchange Commission (“SEC”), including the risk factors and cautionary statements in our public filings with the SEC. The information included in the Solicitation and Disclosure Statement does not include all information that may be required by SEC disclosure rules, including Regulation G. Information required by Regulation G is included in our applicable filings with the SEC.

The financial projections were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, were prepared on a reasonable basis based on available estimates and judgments at the time. The information is a high-level summary only and is subject to assumptions, qualifications and performance criteria not otherwise described or apparent in the information presented. The financial projections and underlying assumptions are not factual and should not be relied upon as being a representation by us or necessarily indicative of future results, and you are cautioned not to place undue reliance on this information. We do not prepare projections for disclosure purposes in the ordinary course of our business and do not anticipate that we will continue to prepare or update projections for disclosure in the future.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Solicitation and Disclosure Statement, including Joint Prepackaged Plan of Recapitalization under Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

April 12, 2016	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Solicitation and Disclosure Statement, including Joint Prepackaged Plan of Recapitalization under Chapter 11 of the Bankruptcy Code.